UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest even reported): September 11, 2003

                           BOWLIN TRAVEL CENTERS, INC.
             (Exact name or registrant as specified in its charter)

NEVADA                                  000-31701               85-0473277
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(State or other                  (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                               Identification No.)


     150 Louisiana NE  Albuquerque, New Mexico                    87108
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         505-266-5985
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 Press release of Bowlin Travel Centers, Inc. dated September 11, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The information contained herein and in the accompanying exhibit is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On September 11, 2003, Bowlin Travel Centers, Inc., will issue a press release announcing the financial results for the quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2003              Bowlin Travel Centers, Inc.


                                       By: /s/ Michael L. Bowlin
                                           -------------------------------------
                                       Michael L. Bowlin, Chairman of the Board,
                                       President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit No.  Description

   99.1      Press Release dated September 11, 2003


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